                                                                   Exhibit 10.63

                        IRREVOCABLE LICENSE AGREEMENT


         This Irrevocable License Agreement, dated June 28, 1996, by and between Seragen, Inc., a Delaware corporation with its principal office at 97 South Street, Hopkinton, Massachusetts 01748 ("Seragen") and Seragen Technology, Inc., a Delaware corporation with its principal office at 97 South Street, Hopkinton, Massachusetts 01748 ("Seragen Technology").

         WHEREAS, certain patents and patent applications, including but not limited to those listed on Schedule A attached hereto (the "Patents") have been assigned to Seragen Technology by Seragen pursuant to an Assignment of Patents of even date herewith (the "Assignment of Patents"); and

         WHEREAS, it is the intention of Seragen Technology, by this Irrevocable License Agreement, to grant to Seragen irrevocable rights to practice the inventions claimed by the Patents;

         NOW, THEREFORE, in consideration of the foregoing, and of the assignment of the Patents by Seragen to Seragen Technology, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

        1. GRANT OF LICENSE. Seragen Technology hereby grants to Seragen an irrevocable, worldwide, royalty-bearing, exclusive license, throughout the world, in all fields, to make and have made, to use, to offer for sale, to sell and have sold, to import and have imported, and to export and have exported any and all products which are claimed by the Patents or made through the use of inventions claimed in the Patents and to practice any and all methods claimed in the Patents.

         2. ROYALTIES. Seragen Technology shall be entitled to receive a royalty (the "Royalty") payable in arrears in cash quarterly on the first day of each January, April, July and October commencing on October 1, 1996 (each, a "Royalty Payment Date"). The Royalty payable on each Royalty Payment Date shall be equal to the amount of any Dividend which the holders of Series B Preferred Stock of Seragen are entitled to receive on last day of the month preceding the month of the Royalty Payment Date but which is not paid on or prior to said date.

         3. RECORDING OF LICENSE. In the event that Seragen Technology records the Assignment of Patents, Seragen shall record this license in the United States Patent and Trademark office and such other foreign patent offices as Seragen Technology shall record the Assignment of Patents.

         4.  Miscellaneous.
             -------------
             a. This Irrevocable License Agreement may only be amended by a written instrument signed by both parties, which makes specific reference to this Irrevocable License Agreement.

             b. Seragen may assign this Irrevocable License Agreement without the consent of Seragen Technology. This Irrevocable License Agreement shall be binding upon and shall inure to the benefit of Seragen and Seragen Technology and their respective successors and assigns.
             c. This Irrevocable License Agreement is governed by the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties have executed this Irrevocable License Agreement under seal as of the date first above written.

SERAGEN, INC.                                 SERAGEN TECHNOLOGY, INC.



By: /s/ George W. Masters                     By: /s/ George W. Masters
    -----------------------------                 ---------------------------
Title: Vice Chairman, Chief                   Title: Vice Chairman, Chief
       Executive Officer and                         Executive Officer and
       President                                     President

                                 SCHEDULE A

                                     TO

                        IRREVOCABLE LICENSE AGREEMENT

                                                     PATENTS OWNED
                                                     -------------


       APPLICANT OR                                                     FILING       EXPIRATION
       PATENT NUMBER                    DESCRIPTION                      DATE           DATE                    TITLE
       -------------                    -----------                      ----           ----                    -----
    1.   07/695,480                  Interleukin Receptor              05/03/91                            Seragen Technology
                                    Targeted Molecules for
                                      Arthritis Treatment


    2.   07/832,843                   Methods of Treating              02/10/92                           Beth Israel Hospital
                                           Diabetes                                                        Seragen Technology
                                                                                                         Brigham & Women's Hospital
                                                                                                                J.F. Bach


    3.   07/665,762                       Use of Cell                  03/07/91                            Seragen Technology
                                       Surface Receptor
                                    Targeted Molecules for
                                    Viral Disease Treatment


    4.   07/832,843                   Desensitization of               02/10/92                            Seragen Technology
                                      Specific Allergies


    5.   07/701,932                  Interleukin Receptors             05/17/91                            Seragen Technology
                                    Targeted Molecules for
                                    Neoplastic Cell Growth
                                           Treatment


    6.   07/726,316                  EGF Receptor Targeted             07/05/91                            Seragen Technology
                                  Molecules for Inflammatory
                                      Arthritis Treatment


    7.   07/596,518                     Mammalian Model                11/12/90                            Seragen Technology
                                             of a
                                      Malignant Disorder

                                    - 5 -


       APPLICANT OR                                                   FILING           EXPIRATION
       PATENT NUMBER                    DESCRIPTION                    DATE               DATE                  TITLE
       -------------                    -----------                    ----               ----                  -----
    8.   U.S. Patent                    Hybrid Compound                03/02/90         05/05/2009         Seragen Technology
         No. 5,110,912                   Purification



    9.   07/879,630                 Novel Diphtheria Toxin             05/07/92                                 U.C.L.A.
                                        Based Molecules                                                    Seragen Technology


   10.   06/618,199                  A Fused Gene and its              06/07/84                            Seragen Technology
                                    Encoded Hybrid Protein


   11.   07/549,363                    Hybrid Molecules                07/06/90                            Seragen Technology
                                      (Targeting the High
                                    Affinity IL-2 Receptor


   12.   07/590,113                   Inhibiting Unwanted              09/28/90                            Seragen Technology
                                       Immune Responses                                                        University
                                       (DAC197) (B-IL-2)                                                        Hospital

   13.   07/467,880                  Cytotoxic Lymphocyte              01/19/90                            Seragen Technology
                                       Protense Related
                                     Molecules and Method


   14.   07/388,557                  IL-2 Deletion Mutants             08/02/89                            Seragen Technology


                                    - 6 -